Exhibit 10.11

***Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

TIME AND MATERIAL DEFINITIVE SUBCONTRACT

NUMBER 4107038399

between

LOCKHEED MARTIN CORPORATION

Lockheed Martin Space

12999 W. Deer Creek Canyon Rd.

Littleton, CO 80128

and

GRAVITICS, INC.

4150 125nd St NE Suite 102

Marysville, WA 98271

Subcontract Number 4107038399

Lockheed Martin values relationships that are grounded in a shared commitment to performing in accordance with the highest standards of professional business conduct and encourages all suppliers to implement an effective ethics program, including adopting a written code of conduct. In performance of this Subcontract, both parties are expected to conduct themselves in a manner consistent with the principles expressed in either the Lockheed Martin’s Supplier Code of Conduct, available at http://www.lockheedmartin.com/us/suppliers/ethics.html, or the Defense Industry Initiative Model Supplier Code of Conduct available at https://www.dii.org/www/featured-tools. Should you have any questions, wish to use our training materials, or observe conduct contrary to the principles set forth in the Codes referred to above, please do not hesitate to call the Lockheed Martin ethics helpline at 1-800-LM-ETHIC (1-800-563-8442).

Subcontract History Page

Amendment Number	Section Clauses Changed	Description of Action	Date
	All	Initial Release	5/21/2026

The subcontract summary shown above is provided for reference only. Official subcontract provisions shall be in accordance with the latest version of the subcontract schedule and exhibits attached hereto.

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

i

This Time and Material (T&M) subcontract is entered into as of the date of the last signature identified on the signature page by and between Gravitics, Inc. organized and existing under the laws of the State of Delaware (hereinafter referred to as “Subcontractor” or “Seller”) and Lockheed Martin Corporation (a Maryland corporation) acting through its Lockheed Martin Space business area, with offices in Colorado, hereinafter referred to as “Lockheed Martin”.

This is Subcontract Number 410TBD, is issued in support of U.S. Government Other Transaction Authority (“OTA”) FA881926B003.

As used throughout this Subcontract, the following terms shall have the meaning as follows: “Lockheed Martin Space”, LM Space”, “Lockheed Martin Space Systems Company”, “LMSSC”, “Lockheed Martin Space Systems Company-Missiles and Space Operations”, “LMSSC-MSO”, “Lockheed Martin Space Systems Company – Astronautics”, “LMSSC- Astronautics”, “Lockheed Martin Space and Strategic Missiles”, “LMSSM” and/or “Lockheed Martin” shall mean “Lockheed Martin Corporation”.

CONTRACTUAL CONTENTS

Section 1. Content and Exhibits, Order of Precedence

Section 2. Performance, Scope of Work/Delivery, Consideration

Section 3. Payments, Payment and Invoicing, Acceptance, Contractual Direction

Section 4. Product Integrity Notification, Terms and Conditions, Alterations and Special Provisions

Section 5. Signatures

THE PARTIES HERETO AGREE AS FOLLOWS:

SECTION 1 – CONTENT AND EXHIBITS, ORDER OF PRECEDENCE

1.	CONTENT and EXHIBITS

This Subcontract consists of this Agreement and Exhibits A through J as listed below. The Exhibits listed below are attached hereto or available on the Lockheed Martin Supplier Communications system and by their reference are made a part of this Subcontract. Unless otherwise limited in this Subcontract, each document applies in its entirety.

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

EXHIBIT A.	Lockheed Martin Flowdown Document SMD075, Rev 1, dated 3/9/2026.
EXHIBIT B.	Lockheed Martin CorpDoc 01T&M, dated 2026.
EXHIBIT C.	Statement of Work (SOW), entitled “CAN Services” Revision Initial, dated 5/13/2026.
EXHIBIT D.	Nondisclosure Agreement between Lockheed Martin and Subcontractor, dated 2/28/2024.
EXHIBIT E.	RESERVED
EXHIBIT F.	RESERVED
EXHIBIT G.	RESERVED
EXHIBIT H.	RESERVED
EXHIBIT I.	RESERVED
EXHIBIT J.	RESERVED

2.	ORDER OF PRECEDENCE

Any inconsistencies in this Subcontract shall be resolved in accordance with the following descending order of precedence:

A.	This Subcontract, less Exhibits hereto
B.	The Exhibits hereto, including the listed CorpDoc and Statement of Work, in the order listed herein

SECTION 2 - PERFORMANCE, SCOPE OF WORK/DELIVERY, CONSIDERATION

1.	PERIOD OF PERFORMANCE

Subject to the provisions set forth herein, Period of Performance shall commence upon Subcontract execution and extend through 7/31/2026.

2.	PLACE OF PERFORMANCE

All Work hereunder shall be performed at Subcontractor’s facility and other locations as mutually may be agreed upon by Lockheed Martin and Subcontractor.

3.	PRIORITY ASSIGNMENT

This Subcontract carries the Defense Priorities and Allocations System (DPAS) priority classification of DO-A2.

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

4.	SCOPE OF WORK/DELIVERY

The Subcontractor shall, in accordance with the terms and conditions set forth herein, including all referenced documents, specifications and other requirements, deliver and perform the tasks, furnish the services and provide support to Lockheed Martin herein collectively referred to as “Work.” All deliverable Work set forth herein shall be delivered in strict accordance with the delivery/completion schedule of this Subcontract.

DEFINITIZED EFFORT:

Line Item	Description	Qty/ Unit	Delivery or Completion Date	Unit Price	Line Item Total Price
001	Canister Eng Services	1/LOT	07/31/2026	$249,900.00	$249,900.00
			Total Definitive Subcontract Value		$249,900.00

NAICS: North America Industry Classification System
Line Item(s) Applicable To	NAICS Code	NAICS Industry Description	Company Size	Size Standard in Millions of Dollars	Size Standard in Number of Employees
001	336419	Other Guided Missile and Space Vehicale Parts and Auxiliary Equipment Manufacturing	Small		1,000

5.	CONSIDERATION

Labor Rates

1) Subcontractor shall furnish labor hours by labor category at the following rates:

Labor Category	Efective Period	Straight-Time Rate	Overtime Rate	Hours
Systems Engineering	ATP – 7/31/2026	[***]	[***]	154
Design Engineering (Structures)	ATP – 7/31/2026	[***]	[***]	200
Design Engineering (Mechanisms/Hatch)	ATP – 7/31/2026	[***]	[***]	200
Material & Process Engineering	ATP – 7/31/2026	[***]	[***]	160

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

2) Subcontractor shall utilize labor hours by labor category in the most economical manner consistent with performance required hereunder.

3) Except as otherwise established by industry practice or union agreement, straight time rates and a standard work week shall be predicated upon an eight hour work day per employee and a five day work week, Monday through Friday, excluding holidays.

4) Subcontractor shall obtain the prior written approval of Lockheed Martin, in accordance with FAR clause 52.222-2 entitled “Payment for Overtime Premiums” for any effort to be performed which would require payment of an overtime or premium rate, other than approved shift differential.

Equipment Rates

1) Subcontractor shall furnish equipment, as necessary in performance hereunder, at the following rates:

RESERVED

2) Subcontractor shall obtain the prior written approval of Lockheed Martin for the utilization of any equipment, other than that specified in 1) above, which Subcontractor intends to bill as a direct charge hereunder.

Materials and Other Direct Expenses

1) Subcontractor shall furnish, as necessary in performance hereunder, direct materials of the following types:

RESERVED

2) Subcontractor may incur and bill at cost any expenditures necessary in performance hereunder, for other direct expenses of the following types:

3) Subcontractor shall obtain the prior written approval of Lockheed Martin for expenditures for direct materials and other direct expenses other than those authorized in 1) and 2) above.

4) Actual travel expenses (in accordance with the Federal Travel Regulations) shall be payable in accordance with the “Travel Costs” clause of the applicable CORPDOC.

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

SECTION 3 – PAYMENTS, PAYMENT AND INVOICING, CONTRACTUAL DIRECTION

1.	PAYMENTS

No payments will be made to Subcontractor until the Subcontractor has executed unconditionally this definitive subcontract and a copy has been received by Lockheed Martin. To the extent that payment is authorized by any document listed under the clause hereof entitled “Supersession”, said authorization shall remain in effect and payment, within the funding limitations thereof, will continue until a copy of this subcontract, executed by Subcontractor, is received by Lockheed Martin.

2.	PAYMENT AND INVOICING

A. Subcontractor shall be paid for performance hereunder, upon submission of proper invoices or vouchers, the price stipulated herein for supplies delivered and accepted or services rendered and accepted, less applicable deductions, if any. Unless otherwise specified, payment will be made in accordance with the applicable CorpDoc terms upon delivery of any portion of the work delivered or rendered for which a price is separately stated in this Subcontract.

B. The Subcontractor shall invoice Lockheed Martin and the invoice shall contain the following information: this Subcontract number, line item, description of articles, quantities, unit prices, and extended totals. Each invoice submitted by Subcontractor hereunder shall bear the following certification signed by an officer or other authorized representative:

“I certify that the payment herein requested is just and correct, and that payment of the sum herein specified has not been received. I further certify that any goods covered by this invoice were produced in compliance with all applicable requirements of the Fair Labor Standards Act (29 USC 206, 207, and 212), as amended, and of regulations and orders of the United States Department of Labor issued under such Act.”

C. Indication of any assignment of claim and of any further assignment thereof together with the name(s) of such assignee(s) shall be made on all vouchers or invoices submitted.

D. The invoices shall be submitted for approval to the following:

Via DCI eInvoicing Application:

Available on LM Procure-to-Pay Portal at http://www.myexostar.com

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

3.	CONTRACTUAL DIRECTION

Contractual direction, including any changes, alterations or modifications to this Subcontract, must be made in writing by the designated Lockheed Martin Procurement Representative. Unauthorized changes, alterations or modifications to this Subcontract will not be considered for equitable adjustment.

The designated Lockheed Martin Procurement Representative for this Subcontract is:

Lockheed Martin

Attn.: Tyson Marsh

12999 W. Deer Creek Canyon Rd.

Littleton, CO 80128

Telephone No.: 719-277-4333

Email: tyson.n.marsh@lmco.com

The designated Subcontractor Representative for this Subcontract is:

Gravitics, Inc.

Attn.: Michael Bowker

4150 125nd St NE Suite 102

Marysville, WA 98271

Telephone No.: 281-330-2324

Email: mbowker@gravitics.com

The designated Lockheed Martin Technical Representative for this Subcontract is:

Lockheed Martin

Attn.: Eric Starzynski

12999 W. Deer Creek Canyon Rd.

Littleton, CO 80128

Telephone No.: 303-977-2156

Email: eric.starzynski@lmco.com

Any technical and/or managerial exchange of information or advice shall not be construed as a change to any requirement and/or provision of this Subcontract unless the change is expressly directed by Lockheed Martin’s Procurement Representative in writing.

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

SECTION 4 – PRODUCT INTEGRITY NOTIFICATION, TERMS AND CONDITIONS, ALTERATIONS AND SPECIAL PROVISIONS

1.	PRODUCT INTEGRITY NOTIFICATION

If Subcontractor has previously submitted products to Lockheed Martin that have been found to be non-compliant or non-conforming and may affect mission success due to contamination, foreign object damage, Government-Industry Data Exchange Program (“GIDEP”) alerts, subsequent test failures, or any other occurrence or notification, then immediately contact the Lockheed Martin Subcontracts Representative or Lockheed Martin Procurement Representative listed on the corresponding Subcontract or Purchase Order and provide them a notification memorandum referencing the subcontract number and a detailed description of the non-compliance or non-conformance and the resulting impact.

2.	TERMS AND CONDITIONS

The Terms and Conditions which apply to this Subcontract are as set forth in the Exhibits in the “Content and Exhibits” clause. Additions, deletions and/or changes, if any, to such Terms and Conditions are as set forth in the “Alterations and Special Provisions” clause of this Agreement or in a modified version of the Exhibited document.

3.	ALTERATIONS AND SPECIAL PROVISIONS

A.	Alterations to the Terms and Conditions

1)	Additional Terms and Conditions RESERVED

2)	Deletions from the Terms and Conditions RESERVED

3)	Changes to the Terms and Conditions RESERVED

B.	Special Provisions RESERVED

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

SECTION 5 – SIGNATURES

1.	ELECTRONIC SIGNATURES

This Subcontract may be executed in counterparts. The Parties further agree that an electronic signature shall be treated as if it were an original signature and neither Party shall contest the validity of this Subcontract based on the use of electronic signatures.

Additional or different terms or conditions proposed by Subcontractor, or included in Subcontractor’s execution hereof, shall be void and of no effect unless accepted in writing by Lockheed Martin.

IN WITNESS WHEREOF, the parties hereto have executed this Subcontract No. 4107038399 as of the day and year of the last signature affixed below.

GRAVITICS, INC.		LOCKHEED MARTIN CORPORATION

/s/ Andrew Jones		/s/ Lockheed Martin Space
BY	Andrew Jones	BY
TITLE:	VP Logistics Products	TITLE	Subcontract Mgmt Sr
DATE	05/22/26	DATE	05/26/2026

LOCKHEED MARTIN CORPORATION	Non-Government Programs
Lockheed Martin Space	DEFNONGOVT 08-2025

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